                                                                   Exhibit 10.67

                                 AMENDMENT NO. 1
                                       TO
                             NOTE PURCHASE AGREEMENT

            This AMENDMENT NO. 1 (the "Amendment") dated as of August 6, 2004, to the Note Purchase Agreement dated as of August 8, 2003 (as amended, supplemented or otherwise modified hereby and from time to time hereafter, the "Note Purchase Agreement") by and among Option One Owner Trust 2003-4 (the "Issuer"), Option One Mortgage Corporation (the "Servicer"), Option One Loan Warehouse Corporation (the "Depositor"), Falcon Asset Securitization Corporation ("Falcon"), Jupiter Securitization Corporation ("Jupiter"), Preferred Receivables Funding Corporation ("Prefco" and, together with Flacon and Jupiter, the "Conduit Purchasers"), the financial institutions party thereto (the "Committed Purchasers") and Bank One, NA (Main Office Chicago) (the "Note Agent"). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Note Purchase Agreement.

            PRELIMINARY STATEMENTS:

            (1) The Issuer, the Servicer, the Depositor, the Conduit Purchasers, the Committed Purchasers and the Note Agent are parties to the Note Purchase Agreement.

            (2) The Issuer has requested that the Committed Purchasers extend the Commitment Termination Date for an additional 364 days.

            (3) In consideration of the mutual agreements contained herein, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed to amend the Note Purchase Agreement as set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the definition of "Commitment Termination Date" set forth in Section 1.01 of the Note Purchase Agreement is hereby amended by deleting the reference to "August 6, 2004" and substituting therefor a reference to "August 5, 2005".

      SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Note Agent shall have received an executed counterpart of this Amendment from each of the parties hereto.

      SECTION 3. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and the Note Purchase Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

      SECTION 4. Reference to and the Effect on the Note Purchase Agreement.

            (a) On and after the effective date of this Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Note Purchase Agreement and each reference to the Note Purchase Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

            (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Note Purchase Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

      SECTION 5. Costs and Expenses. The Issuer agrees to pay on demand all reasonable costs and expenses of the Note Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Note Agent with respect thereto and with respect to advising the Note Agent as to its respective rights and responsibilities hereunder and thereunder.

      SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 7. Governing Law. This Amendment shall be construed in accordance with, and governed by the laws of the State of New York, without giving effect to its conflicts of law provisions.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                    OPTION ONE OWNER TRUST 2003-4,
                                    as Issuer

                                    By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as
                                        Owner Trustee

                                    By:________________________________
                                       Name:
                                       Title:

                                    OPTION ONE LOAN WAREHOUSE
                                    CORPORATION, as Depositor

                                    By: ____________________________________
                                       Name:
                                       Title:

                                    OPTION ONE MORTGAGE CORPORATION, as
                                    Servicer

                                    By: _____________________________________
                                       Name:
                                       Title:

                                 Signature Page
                                       to
                   Amendment No. 1 to Note Purchase Agreement

                                    FALCON ASSET SECURITIZATION
                                    CORPORATION, as a Conduit Purchaser

                                    By:________________________________
                                       Name: Beth M. Provanzana
                                       Title: Authorized Signer

                                    JUPITER SECURITIZATION CORPORATION,
                                    as a Conduit Purchaser

                                    By:_________________________________
                                       Name: Beth M. Provanzana
                                       Title: Authorized Signer

                                    PREFERRED RECEIVABLES FUNDING
                                    CORPORATION, as a Conduit Purchaser

                                    By:____________________________________
                                       Name: Beth M. Provanzana
                                       Title: Authorized Signer

                                    BANK ONE, N.A., as a Committed Purchaser and as Note Agent

                                    By:______________________________________
                                       Name: Beth M. Provanzana
                                       Title: Vice President

                                 Signature Page
                                       to
                   Amendment No. 1 to Note Purchase Agreement